Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104

(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

CROWN HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Pennsylvania	75-3099507
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Crown Way Philadelphia, Pennsylvania	19154

(Address of principal executive offices)	(Zip code)

CROWN EUROPEAN HOLDINGS SA

(Exact name of obligor as specified in its charter)

Republic of France	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Le Colisee I Rue Fructidor 75830 Paris Cedex 17 France

(Address of principal executive offices)	(Zip code)

6.25% First Priority Senior Secured Notes due 2011

(Title of the indenture securities)

1 See Table 1 – List of additional obligors

Table 1

Exact Name of Additional Obligors	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
Central States Can Co. of Puerto Rico, Inc.	Ohio	Not Applicable

Crown Beverage Packaging, Inc.	Delaware	13-2853410

Crown Consultants, Inc.	Pennsylvania	23-2846356

CROWN Americas, Inc.	Pennsylvania	75-3099510

Crown Cork & Seal Company (DE), LLC	Delaware	Not Applicable

Crown Cork & Seal Company (PA), Inc.	Pennsylvania	23-1742532

CROWN Cork & Seal USA, Inc.	Delaware	23-2869494

Crown Cork & Seal Company, Inc.	Pennsylvania	23-1526444

CROWN Packaging Technology, Inc.	Delaware	52-2006645

CROWN Beverage Packaging Puerto Rico, Inc.	Delaware	Not Applicable

Crown Financial Corporation	Pennsylvania	23-1603914

Crown Financial Management, Inc.	Delaware	23-2869496

Crown Holdings (PA), LLC	Pennsylvania	Not Applicable

Crown International Holdings, Inc.	Delaware	75-3099512

Crown New Delaware Holdings, Inc.	Delaware	75-3099508

Foreign Manufacturers Finance Corporation	Delaware	51-0099971

NWR, Inc.	Pennsylvania	22-2463801

CROWN Risdon USA, Inc.	Delaware	23-2162641

CROWN Zeller USA, Inc.	Delaware	06-0511010

CROWN Verpakking België NV	Belgium	Not Applicable

889273 Ontario Inc.	Canada	Not Applicable

CROWN Risdon Canada Inc.	Canada	Not Applicable

CROWN Zeller Plastic Closures Canada Inc.	Canada	Not Applicable

Crown Canadian Holdings ULC	Canada	Not Applicable

CROWN Metal Packaging Canada LP	Canada	Not Applicable

Exact Name of Additional Obligors	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
CROWN Metal Packaging Canada Inc.	Canada	Not Applicable

3079939 Nova Scotia Company/3079939 Compagnie de la Nouvelle Ecosse	Canada	Not Applicable

CROWN Zeller France S.A.S.	France	Not Applicable

Société de Participations CarnaudMetalbox SAS	France	Not Applicable

CROWN Astra S.A.S.	France	Not Applicable

CROWN Polyflex S.A.S.	France	Not Applicable

CROWN Emballage France S.A.S.	France	Not Applicable

CROWN Bevcan France S.A.S.	France	Not Applicable

Crown Développement S.A.S.	France	Not Applicable

Crown Cork & Seal Deutschland Holdings GmbH	Germany	Not Applicable

CROWN Bender GmbH	Germany	Not Applicable

CROWN Nahrungsmitteldosen Deutschland GmbH	Germany	Not Applicable

CROWN Nahrungsmitteldosen GmbH	Germany	Not Applicable

CROWN Specialty Packaging Duetschland GmbH	Germany	Not Applicable

CROWN Raku GmbH	Germany	Not Applicable

CROWN Verpackungen Deutschland GmbH	Germany	Not Applicable

CROWN Verschlüsse Deutschland GmbH	Germany	Not Applicable

CROWN Zeller Deutschland GmbH	Germany	Not Applicable

CROWN Zeller Engineering GmbH	Germany	Not Applicable

CROWN Envases Mexico, S.A. de C.V.	Mexico	Not Applicable

CROWN Zeller Mexico, S.A. de C.V.	Mexico	Not Applicable

CROWN Mexican Holdings, S. de R.L. de C.V.	Mexico	Not Applicable

CROWN Obrist AG (Switzerland)	Switzerland	Not Applicable

CROWN Vogel AG	Switzerland	Not Applicable

Crown UK Holdings Limited	United Kingdom	Not Applicable

CROWN Aerosols UK Limited	United Kingdom	Not Applicable

Exact Name of Additional Obligors	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
CarnaudMetalbox Overseas Limited	United Kingdom	Not Applicable

Crown Cork & Seal Finance plc	United Kingdom	Not Applicable

CROWN Packaging UK PLC	United Kingdom	Not Applicable

CROWN UCP plc	United Kingdom	Not Applicable

CarnaudMetalbox Engineering PLC	United Kingdom	Not Applicable

CROWN Massmould Ltd.	United Kingdom	Not Applicable

CROWN Speciality Packaging UK plc	United Kingdom	Not Applicable

CarnaudMetalbox Group UK Limited	United Kingdom	Not Applicable

The address for service of each of the additional obligors is c/o Crown Holdings, Inc., One Crown Way, Philadelphia, Pennsylvania, telephone (215) 698-5100. The primary industrial classifications number for each of the additional obligors is 3411.

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Treasury Department Washington, D.C.

Federal Deposit Insurance Corporation Washington, D.C.

Federal Reserve Bank of San Francisco San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item	2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.         Not applicable.

Item 16. List of Exhibits.           List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
****	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 19th day of November 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose Corporate Trust Officer

EXHIBIT 6

November 19, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ JEFFREY T. ROSE
Jeffery T. Rose Corporate Trust Officer